                             Joint Filer Information

Name of Joint Filer:                            Weichai America Corp.
Address of Joint Filer:                         3100 Golf Road, Rolling Meadows,
                                                IL 60008
Relationship of Joint Filer
to Issuer:                                      10% Owner(1)
Issuer Name and Ticker or
Trading Symbol:                                 Power Solutions International,
                                                Inc. [PSIX]
Date of Event Requiring Statement
(Month/Day/Year):                               March 31, 2017
Designated Filer:                               Weichai America Corp.

Signature:

Weichai America Corp.
By: /s/ Huisheng Liu
    -----------------------
Name: Huisheng Liu
Title: Chairman
Date: April 7, 2017

(1) Directly owned by Weichai America Corp. and indirectly owned by Weichai
Power Co., Ltd. and Shandong Heavy Industry Group Co., Ltd. Weichai America
Corp. is a wholly-owned subsidiary of Weichai Power Co., Ltd. Weichai Power Co.,
Ltd. is controlled by Shandong Heavy Industry Group Co., Ltd. Shandong Heavy
Industry Group Co., Ltd. holds less than 20% of the shares in Weichai Power but is able to exercise influence over Weichai Power Co., Ltd. by virtue of its status as the largest shareholder of Weichai Power Co., Ltd. and its ability to nominate and appoint a majority of the directors on Weichai Power Co., Ltd.'s board of directors.

                             Joint Filer Information

Name of Joint Filer:                            Weichai Power Co., Ltd.
Address of Joint Filer:                         Section A 197, Fu Shou East
                                                Street, High Technology
                                                Industrial Development Zone,
                                                Weifang, Shandong Province,
                                                The People's Republic of China,
                                                261061
Relationship of Joint Filer
to Issuer:                                      10% Owner(1)
Issuer Name and Ticker or
Trading Symbol:                                 Power Solutions International,
                                                Inc. [PSIX]
Date of Event Requiring Statement
(Month/Day/Year):                               March 31, 2017
Designated Filer:                               Weichai America Corp.

Signature:

Weichai Power Co., Ltd.
By: /s/ Sun Shaojun
    -----------------------
Name: Sun Shaojun
Title: Executive President
Date: April 7, 2017

(1) Directly owned by Weichai America Corp. and indirectly owned by Weichai
Power Co., Ltd. and Shandong Heavy Industry Group Co., Ltd. Weichai America
Corp. is a wholly-owned subsidiary of Weichai Power Co., Ltd. Weichai Power Co.,
Ltd. is controlled by Shandong Heavy Industry Group Co., Ltd. Shandong Heavy
Industry Group Co., Ltd. holds less than 20% of the shares in Weichai Power but is able to exercise influence over Weichai Power Co., Ltd. by virtue of its status as the largest shareholder of Weichai Power Co., Ltd. and its ability to nominate and appoint a majority of the directors on Weichai Power Co., Ltd.'s board of directors.

                             Joint Filer Information

Name of Joint Filer:                            Shandong Heavy Industry Group
Address of Joint Filer:                         Co., Ltd.
                                                #40-1 Yanzi Shan West
                                                Road Jinan, Shandong Province
                                                The People's Republic of China,
                                                250014
Relationship of Joint Filer
to Issuer:                                      10% Owner(1)
Issuer Name and Ticker or
Trading Symbol:                                 Power Solutions International,
                                                Inc. [PSIX]
Date of Event Requiring Statement
(Month/Day/Year):                               March 31, 2017
Designated Filer:                               Weichai America Corp.

Signature:

Shandong Heavy Industry Group Co., Ltd.
By: /s/ Jiang Kui
    -----------------------
Name: Jiang Kui
Title: President
Date: April 7, 2017

(1) Directly owned by Weichai America Corp. and indirectly owned by Weichai
Power Co., Ltd. and Shandong Heavy Industry Group Co., Ltd. Weichai America
Corp. is a wholly-owned subsidiary of Weichai Power Co., Ltd. Weichai Power Co.,
Ltd. is controlled by Shandong Heavy Industry Group Co., Ltd. Shandong Heavy
Industry Group Co., Ltd. holds less than 20% of the shares in Weichai Power but is able to exercise influence over Weichai Power Co., Ltd. by virtue of its status as the largest shareholder of Weichai Power Co., Ltd. and its ability to nominate and appoint a majority of the directors on Weichai Power Co., Ltd.'s board of directors.